Exhibit 10.37

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of January 23, 2012 by and among EXCEL TRUST, L.P. (the “Borrower”), EXCEL TRUST, INC. (the “Parent”), each of the Lenders party hereto (each a “Consenting Lender”), and WELLS FARGO BANK, as Administrative Agent (the “Administrative Agent”).

WHEREAS, the Borrower, the Parent, the Lenders, the Administrative Agent and certain other parties have entered into that certain Credit Agreement dated as of July 8, 2010, as amended by that certain First Amendment to Credit Agreement dated as of September 8, 2010, as further amended by that certain Second Amendment to Credit Agreement dated as of December 3, 2010, as further amended by that certain Third Amendment to Credit Agreement dated as of June 3, 2011 (as may be further amended, supplemented, restated or otherwise modified from time to time, and as in effect immediately prior to the date hereof, the “Credit Agreement”);

WHEREAS, the Borrower, the Parent, the Lenders, and the Administrative Agent desire to amend the Credit Agreement on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1. Specific Amendments to Credit Agreement. The parties hereto agree that the Credit Agreement is amended as follows, which such amendments shall be deemed to be effective as of December 31, 2011:

(a) The Credit Agreement is hereby amended by restating the last sentence of the definition of “Total Asset Value” as set forth in Section 1.1 in its entirety as follows:

“Solely for the purpose of calculating “Total Asset Value” at a given time prior to and including December 31, 2012, the Parent may add general and administrative expenses incurred in connection with a Property to EBITDA for purposes of calculating clause (b) of this definition; provided, however, that the total amount of general and administrative expenses added to EBITDA for any fiscal quarter shall not exceed $2,000,000.”

(b) The Credit Agreement is hereby further amended by deleting Section 10.1(d) in its entirety and replacing it with the following:

“(d) Ratio of Secured Indebtedness to Total Asset Value. The Parent shall not permit the ratio of (i) Secured Indebtedness of the Parent and its Subsidiaries determined on a consolidated basis to (ii) Total Asset Value to be greater than 0.40 to 1.00 at any time.”

(c) The Credit Agreement is hereby further amended by deleting Section 10.1(g)(vi) in its entirety and replacing it with the following:

“(vi) Ownership, leasing or other interests of the Parent, the Borrower, any other Subsidiary or any Unconsolidated Affiliate of or in Properties that are not retail Properties (other than Excel Centre) such that the aggregate book value of such Properties exceeds 10.0% of Total Asset Value; and”

Section 2. Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Administrative Agent of each of the following, each in form and substance satisfactory to the Administrative Agent:

(a) A counterpart of this Amendment duly executed by the Borrower, the Parent and each of the Required Lenders;

(b) A Guarantor Acknowledgement substantially in the form of Exhibit A attached hereto, executed by each Guarantor; and

(c) Such other documents, instruments and agreements as the Administrative Agent may reasonably request.

Section 3. Fees and Expenses.

No later than 5:00 p.m. EDT on January 27, 2012, (i) the Borrower shall pay to the Administrative Agent for distribution to those Consenting Lenders for whom the Administrative Agent (or its counsel) shall have received an executed signature page to this Amendment from such Consenting Lender (without condition or restriction) on or before 5:00 p.m. EDT on January 26, 2012, an amendment fee in the amount of 0.05% of each Consenting Lender’s Commitment, and (ii) the Borrower shall pay to the Administrative Agent all fees and expenses payable to the Administrative Agent in connection with this Amendment. Failure to pay the above amounts by the time and date set forth above shall constitute and immediate Event of Default.

Section 4. Representations. Each of the Parent and the Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a) Authorization. Each of the Parent and the Borrower, as applicable, has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement, as amended by this Amendment, in accordance with their respective terms. This Amendment has been duly executed and delivered by a duly authorized officer of the Borrower and the Parent, as applicable, and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of the Borrower and the Parent, as applicable, enforceable against such Person in accordance with its respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors rights generally and (ii) the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally.

(b) Compliance with Laws, etc. The execution and delivery by the Borrower and the Parent, as applicable, of this Amendment and the performance by the Borrower and the Parent, as

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applicable, of this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Government Approvals or violate any Applicable Laws (including all Environmental Laws) relating to the Parent, the Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of the Parent, the Borrower or any other Loan Party, or any indenture, agreement or other instrument to which the Parent, the Borrower or any other Loan Party is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Parent, the Borrower or any other Loan Party.

(c) No Default. No Default or Event of Default has occurred and is continuing as of the date hereof, nor will exist immediately after giving effect to this Amendment.

Section 5. Reaffirmation of Representations by Borrower and Parent. Each of the Parent and the Borrower hereby repeats and reaffirms all representations and warranties made by the Parent and the Borrower to the Administrative Agent and the Lenders in the Credit Agreement and the other Loan Documents to which it is a party on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full.

Section 6. Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

Section 7. Expenses. The Borrower shall reimburse the Administrative Agent upon demand for all costs and expenses (including reasonable attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 8. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 10. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect.

Section 11. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 12. Loan Documents. This Amendment and the executed Guarantor Acknowledgement substantially in the form attached hereto as Exhibit A shall be deemed to be “Loan Documents” for all purposes under the Credit Agreement and the other Loan Documents.

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Section 13. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to Credit Agreement to be executed as of the date first above written.

THE BORROWER:

EXCEL TRUST, L.P.

By:	Excel Trust, Inc., its sole general partner

By:	/s/ James Nakagawa
Name:	James Nakagawa
Title:	CFO

THE PARENT:

EXCEL TRUST, INC.

By:	/s/ Spencer Plumb
Name:	Spencer Plumb
Title:	President/COO

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[Signature Page to Fourth Amendment to

Credit Agreement for Excel Trust, L.P.]

THE ADMINISTRATIVE AGENT AND THE LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, Administrative Agent, as Issuing Bank, as Swingline Lender and as a Lender

By:	/s/ Dale Northup
Name:	Dale Northup
Title:	Vice President

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[Signature Page to Fourth Amendment to

Credit Agreement for Excel Trust, L.P.]

KEYBANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Nathan Weyer
Name:	Nathan Weyer
Title:	Vice President

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[Signature Page to Fourth Amendment to

Credit Agreement for Excel Trust, L.P.]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Michael Paris
Name:	Michael Paris
Title:	Vice President

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[Signature Page to Fourth Amendment to

Credit Agreement for Excel Trust, L.P.]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Darin Mortimer
Name:	Darin Mortimer
Title:	Vice President

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[Signature Page to Fourth Amendment to

Credit Agreement for Excel Trust, L.P.]

BARCLAYS BANK PLC, as a Lender

By:	/s/ Noam Azachi
Name:	Noam Azachi
Title:	Assistant Vice President

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[Signature Page to Fourth Amendment to

Credit Agreement for Excel Trust, L.P.]

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

By:	/s/ Nick Zangari
Name:	Nick Zangari
Title:	Vice President

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[Signature Page to Fourth Amendment to

Credit Agreement for Excel Trust, L.P.]

RAYMOND JAMES BANK, FSB, as a Lender

By:	/s/ James M. Armstrong
Name:	James M. Armstrong
Title:	Senior Vice President

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Credit Agreement for Excel Trust, L.P.]

UBS LOAN FINANCE LLC, as a Lender

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

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[Signature Page to Fourth Amendment to

Credit Agreement for Excel Trust, L.P.]

CITY NATIONAL BANK, as a Lender

By:	/s/ Christina Pickett
Name:	Christina Pickett
Title:	Vice President

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[Signature Page to Fourth Amendment to

Credit Agreement for Excel Trust, L.P.]

MORGAN STANLEY BANK, NA, as a Lender

By:	/s/ Nick Zangari
Name:	Nick Zangari
Title:	Authorized Signatory

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Credit Agreement for Excel Trust, L.P.]

UNION BANK, as a Lender

By:	/s/ Ben Blakey
Name:	Ben Blakey
Title:	AVP

EXHIBIT A

FORM OF GUARANTOR ACKNOWLEDGEMENT

THIS GUARANTOR ACKNOWLEDGEMENT dated as of January     , 2012 (this “Acknowledgement”) executed by each of the undersigned (the “Guarantors”) in favor of Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”) and each “Lender” a party to the Credit Agreement referred to below (the “Lenders”).

WHEREAS, Excel Trust, L.P. (the “Borrower”), Excel Trust, Inc., the Lenders, the Administrative Agent and certain other parties have entered into that certain Credit Agreement dated as of July 8, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, each of the Guarantors is a party to that certain Guaranty dated as of July 8, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) pursuant to which they guarantied, among other things, the Borrower’s obligations under the Credit Agreement on the terms and conditions contained in the Guaranty;

WHEREAS, the Borrower, the Administrative Agent and the Lenders are to enter into a Fourth Amendment to Credit Agreement dated as of the date hereof (the “Amendment”), to amend the terms of the Credit Agreement on the terms and conditions contained therein; and

WHEREAS, it is a condition precedent to the effectiveness of the Amendment that the Guarantors execute and deliver this Acknowledgement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1. Reaffirmation. Each Guarantor hereby reaffirms its continuing obligations to the Administrative Agent and the Lenders under the Guaranty and agrees that the transactions contemplated by the Amendment shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder.

Section 2. Governing Law. THIS ACKNOWLEDGEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 3. Counterparts. This Acknowledgement may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

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IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Guarantor Acknowledgement as of the date and year first written above.

THE GUARANTORS:

EXCEL TRUST, INC.
EXCEL BARBOURVILLE LLC
EXCEL BECKLEY LLC
EXCEL BRANDYWINE LLC
EXCEL FOXWOOD LLC
EXCEL JEWEL LLC
EXCEL NEWPORT LLC
EXCEL NORTH CORBIN LLC
EXCEL PRINCETON LLC
EXCEL ROCKWALL LLC
EXCEL ROSEWICK LLC
EXCEL ST. MARYS, LLC
EXCEL SOUTH CORBIN LLC
EXCEL VESTAVIA, LLC

By:

Name:	S. Eric Ottesen
Title:	Senior Vice President, General Counsel and Secretary